UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2003

Hanmi Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware	95-4788120
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

Commission File Number: 000-30421

3660 Wilshire Blvd.
Los Angeles, California 90010

(Address of principal executive offices and zip code)

(818) 382-2200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4
EXHIBIT 99.5
EXHIBIT 99.6
EXHIBIT 99.7
EXHIBIT 99.8
EXHIBIT 99.9
EXHIBIT 99.10
EXHIBIT 99.11
EXHIBIT 99.12

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Businesses Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Exhibits.

Unless otherwise included herein, exhibits to the following documents are not included in, or made part of, this Current Report on Form 8-K.

Exhibit No.	Exhibit

99.1	Pacific Union Bank Annual Report on Form 10-K/A for the fiscal year ended December 31, 2002.

99.2	Pacific Union Bank Quarterly Report on Form 10-Q for the quarter ended March 31, 2003.

99.3	Pacific Union Bank Quarterly Report on Form 10-Q for the quarter ended June 30, 2003.

99.4	Pacific Union Bank Quarterly Report on Form 10-Q for the quarter ended September 30, 2003.

99.5	Pacific Union Bank Current Report on Form 8-K dated April 8, 2003.

99.6	Pacific Union Bank Current Report on Form 8-K dated April 21, 2003.

99.7	Pacific Union Bank Current Report on Form 8-K dated July 23, 2003.

99.8	Pacific Union Bank Current Report on Form 8-K dated August 27, 2003.

99.9	Pacific Union Bank Current Report on Form 8-K filed on September 19, 2003.

99.10	Pacific Union Bank Current Report on Form 8-K dated December 9, 2003.

99.11	Pacific Union Bank Current Report on Form 8-K dated December 22, 2003.

99.12	Description of Pacific Union Bank’s capital stock (as included in Pacific Union Bank’s Form 10 filed on June 13, 2000 as amended on June 28, 2000).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hanmi Financial Corporation

Date: January 30, 2004	By:	/s/ Jae Whan Yoo
Jae Whan Yoo
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Pacific Union Bank Annual Report on Form 10-K/A for the fiscal year ended December 31, 2002.

99.2	Pacific Union Bank Quarterly Report on Form 10-Q for the quarter ended March 31, 2003.

99.3	Pacific Union Bank Quarterly Report on Form 10-Q for the quarter ended June 30, 2003.

99.4	Pacific Union Bank Quarterly Report on Form 10-Q for the quarter ended September 30, 2003.

99.5	Pacific Union Bank Current Report on Form 8-K dated April 8, 2003.

99.6	Pacific Union Bank Current Report on Form 8-K dated April 21, 2003.

99.7	Pacific Union Bank Current Report on Form 8-K dated July 23, 2003.

99.8	Pacific Union Bank Current Report on Form 8-K dated August 27, 2003.

99.9	Pacific Union Bank Current Report on Form 8-K filed on September 19, 2003.

99.10	Pacific Union Bank Current Report on Form 8-K dated December 9, 2003.

99.11	Pacific Union Bank Current Report on Form 8-K dated December 22, 2003.

99.12	Description of Pacific Union Bank’s capital stock (as included in Pacific Union Bank’s Form 10 filed on June 13, 2000 as amended on June 28, 2000).